UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2020

Mercantile Bank Corporation

(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan		49504
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBWM	The Nasdaq Stock Market LLC

Item 5.07     Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on May 28, 2020 (the “Annual Meeting”). At the Annual Meeting, our shareholders voted on each of the following four matters:

●	election of six directors, each for a one-year term;

●	approval of Mercantile Bank Corporation’s Stock Incentive Plan of 2020;

●	ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2020; and

●	an advisory vote to approve the compensation of our named executive officers disclosed in our proxy statement for the Annual Meeting.

The final vote results for each of these four matters is set forth below.

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David M. Cassard	9,307,922	474,066	0	3,352,688
Edward J. Clark	9,110,741	671,246	0	3,352,688
Michelle L. Eldridge	9,578,951	203,037	0	3,352,688
Jeff A. Gardner	9,391,596	390,391	0	3,352,688
Robert B. Kaminski, Jr.	9,633,460	148,527	0	3,352,688
Michael H. Price	9,307,512	474,476	0	3,352,688

The votes cast on the approval of Mercantile Bank Corporation’s Stock Incentive Plan of 2020 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,293,107	433,862	55,018	3,352,688

The votes cast on the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2020 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,023,465	88,109	23,102	0

The votes cast on the advisory vote to approve the compensation of our named executive officers disclosed in our proxy statement for the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
9,612,359	129,288	40,340	3,352,688

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By: /s/ Charles E. Christmas

     Charles E. Christmas

     Executive Vice President, Chief

     Financial Officer and Treasurer

Date: May 29, 2020

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